UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2025

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The NASDAQ Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2025, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following two proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”):

(1)	Elect 13 director nominees named in the Proxy Statement to the Board of Directors of the Company; and

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 1 – Election of Directors.

The following 13 director nominees were elected as directors, each to hold office until the Company’s 2026 Annual Meeting of Stockholders, or until his/her successor is elected and qualified, by the votes set forth below:

Director Nominee	For	Withhold	Broker Non-Votes
André Almeida	894,014,888	157,794,266	36,259,168
Marcelo Claure	1,016,621,432	35,187,722	36,259,168
Thomas Dannenfeldt	1,019,075,107	32,734,047	36,259,168
Srikant M. Datar	1,021,289,130	30,520,024	36,259,168
Timotheus Höttges	928,568,247	123,240,907	36,259,168
Christian P. Illek	907,627,440	144,181,714	36,259,168
James J. Kavanaugh	1,018,650,236	33,158,918	36,259,168
Raphael Kübler	900,911,249	150,897,905	36,259,168
Thorsten Langheim	934,362,152	117,447,002	36,259,168
Dominique Leroy	899,347,017	152,462,137	36,259,168
Letitia A. Long	1,021,824,878	29,984,276	36,259,168
G. Michael Sievert	955,017,810	96,791,344	36,259,168
Teresa A. Taylor	985,707,770	66,101,384	36,259,168

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,086,139,654	1,044,559	884,109	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 10, 2025	/s/ Peter Osvaldik
Name: Peter Osvaldik Title: Executive Vice President and Chief Financial Officer